                                                               EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

Texas Utilities Company:

We consent to the incorporation by reference in Registration Statement No. 333-32833 on Form S-8 of our report dated September 22, 1998, appearing in this Annual Report on Form 11-K of the Deferred Compensation Plan for Outside Directors of Texas Utilities Company for the year ended June 30, 1998.


DELOITTE & TOUCHE LLP

Dallas, Texas
September 29, 1998

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